EXHIBIT 99.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTION (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                      CODE)


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec. 1350), the undersigned officer of Entertainment Technologies & Programs, Inc., a Texas corporation (the "Company"), does hereby certify that:

The Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 14, 2002                     By:  /s/  George  C.  Woods
      ---------------                         ----------------------------
                                          George C. Woods, Interim CEO,
                                             CFO and Director


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